UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
__________________________
FORM 8-K
__________________________
CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): April 13, 2026
__________________________
INFINITY NATURAL RESOURCES, INC.
(Exact name of registrant as specified in its charter)
__________________________

Delaware	001-42499	99-3407012
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)
2605 Cranberry Square
Morgantown, WV 26508
(Address of principal executive offices, including zip code)
(304) 212-2350
(Registrant’s telephone number, including area code)
__________________________
Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A common stock, par value $0.01 per share	INR	The New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☒
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
On April 13, 2026, the Board of Directors (the "Board") of Infinity Natural Resources, Inc. (the "Company") appointed Scott McNeill to the Board, effective immediately, to fill a current vacancy on the Board and to serve for an initial term expiring at the 2026 Annual Meeting of Stockholders of the Company.
Mr. McNeill is currently the Chief Executive Officer of Peak Rentals, LLC, an equipment rental company serving the energy industry. He is also the Managing Member of Headwall Capital, an investment company pursuing opportunities in the energy sector. From 2021 to 2024, Mr. McNeill held multiple senior leadership roles at Black Mountain Sand Holdings LLC ("BMS"), including Executive Chairman, Chief Executive Officer, and Chief Financial Officer, and served on its board of directors. His leadership at BMS culminated in its merger with Covia Energy to form Iron Oak Energy Solutions LLC ("Iron Oak"), and he currently serves on Iron Oak’s board of directors. Prior to joining Iron Oak, from 2019 to 2021, he was co-founder and Chief Executive Officer of Switchback Energy Acquisition Corporation (NYSE: SBE) and Co-Chief Executive Officer of Switchback II Corporation (NYSE: SWBK), serving on the boards of both entities. From 2013 until its merger in 2018 with Concho Resources Inc. (NYSE: CXO), Mr. McNeill served as Chief Financial Officer and a director of RSP Permian Inc. (NYSE: RSPP), an upstream oil and gas company. Before joining RSP Permian, Mr. McNeill spent 15 years in energy investment banking and most recently served as a managing director in the energy investment banking group of Raymond James Financial, Inc., advising companies operating in the exploration and production, midstream, and energy service and equipment segments of the energy industry. Mr. McNeill holds a B.B.A from Baylor University and an M.B.A from the University of Texas at Austin and is a certified public accountant in the State of Texas. Mr. McNeill brings extensive experience in energy, finance, accounting, and capital markets, including as a public company executive as CEO and CFO, as well as prior public board service, to the Board.
Mr. McNeill was also appointed to the Audit Committee of the Board, effective immediately. Mr. McNeill will receive the standard compensation paid by the Company to its non-employee directors, as described under “Director Compensation” in the Company’s Proxy Statement for its 2026 Annual Meeting of Stockholders, which was filed with the Securities and Exchange Commission on April 14, 2026. Additionally, the Company purchases and maintains directors’ and officers’ liability insurance for, and provides indemnification to, each member of the Board. In connection with this appointment, the Company and Mr. McNeill entered into the Company’s standard indemnification agreement for directors, the form of which has been filed with the Company’s Annual Report on Form 10-K for the year ended December 31, 2025.
The Board affirmatively determined that Mr. McNeill is an independent director within the meaning of the New York Stock Exchange listing standards and Rule 10A-3 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”). There is no arrangement or understanding between Mr. McNeill and any other person pursuant to which he was selected as a director. There are no family relationships between Mr. McNeill and any other Board member or executive officer. Mr. McNeill is not a party to any transaction with any related person required to be disclosed pursuant to Item 404(a) of Regulation S-K.

Item 7.01.	Regulation FD Disclosure.
On April 13, 2026, the Company issued a press release announcing Mr. McNeill’s appointment to the Board. A copy of the press release is furnished as Exhibit 99.1 hereto and incorporated herein by reference.
The information furnished in this Current Report on Form 8-K pursuant to Item 7.01, including Exhibit 99.1, shall not be deemed “filed” for any purpose, including for purposes of Section 18 of the Exchange Act, or otherwise be subject to the liabilities of that Section, nor shall it be deemed to be incorporated by reference in any filing of the Company under the Securities Act of 1933, as amended, or the Exchange Act, except as expressly set forth by specific reference in such filing.

Item 9.01.	Financial Statements and Exhibits.

(d)Exhibits.

Exhibit Number	Description

99.1	Press Release, dated April 13, 2026.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

INFINITY NATURAL RESOURCES, INC.

By:	/s/ Zack Arnold
Zack Arnold
President and Chief Executive Officer
Dated: April 14, 2026